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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 30, 2006

                       INTERACTIVE SYSTEMS WORLDWIDE INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

             000-21831                               22-3375134
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      (Commission File Number)           (IRS Employer Identification No.)

        2 Andrews Drive, West Paterson, NJ                       07424
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     (Address of Principal Executive Offices)                  (Zip Code)

                                 (973) 256-8181
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)


|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)


|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On March 30, 2006, at the Annual Meeting of Stockholders of Interactive Systems Worldwide, Inc. (the "Company"), the stockholders approved the Company's 2006 Stock Option Plan (the "Plan") which had been adopted by the Board of Directors on January 5, 2006 subject to stockholder approval.

         The Plan provides for the grant of stock options to purchase shares of the Company's Common Stock to employees, directors, officers, agents or consultants of the Company. A more detailed description of the terms of the Plan can be found in the Company's definitive proxy statement for the 2006 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on January 30, 2006 (the "Proxy Statement") in the section entitled "Proposal No. 3
- Approval of the 2006 Stock Option" and is incorporated by reference herein. The foregoing summary and the summary incorporated by reference from the Proxy Statement are qualified in their entirety by the full text of the Plan, filed herewith as Exhibit 10.1 and incorporated by reference herein.

ITEM 3.02         UNREGISTERED SALES OF EQUITY SECURITIES
ITEM 8.01         OTHER EVENTS

         At the Annual Meeting, the stockholders also approved Proposal No. 2 in the Proxy Statement: the possible issuance of more than 20% of the outstanding shares of the Company's Common Stock pursuant to the previously reported Securities Purchase Agreement, dated August 3, 2005, between the Company and certain institutional investors (the "Investors"), under which the Company issued and sold to the Investors in a private placement in reliance upon the exemption provided by Section 4(2) of the Securities Act of 1933, as amended, $4.0 million of Series C Convertible Preferred Stock (the "Series C Preferred Stock"). The Series C Preferred Stock is initially convertible into an aggregate of 1,066,667 shares of Common Stock at a conversion price of $3.75 per share. The Investors also received warrants to purchase 557,103 shares of Common Stock (the "Warrants") which have a term of five years and are initially exercisable at $3.95 per share. The issuance of the Series C Preferred Stock and the Warrants pursuant to the Purchase Agreement is referred to herein as the "Financing". Holders of the Series C Preferred Stock are entitled to receive a 6% annual dividend, payable in cash or, at the Company's option and subject to certain conditions, shares of Common Stock, valued at a 10% discount to the daily volume weighted average prices of the Common Stock as traded on the Nasdaq Capital Market ("VWAP") during the twenty trading day period prior to the applicable payment. The conversion price of the Series C Preferred Stock and exercise price of the Warrants are subject to anti-dilution adjustments for, among other things, the issuance and sale of the Company's Common Stock or other securities with rights to acquire the Common Stock for an effective price per share less than the conversion price, as adjusted, in which case the conversion price of the Series C Preferred Stock and exercise price of the Warrants is reduced to equal such lower price.

         Nasdaq Marketplace Rule 4350(i)(1)(D) requires shareholder approval of a transaction other than a public offering involving the sale, issuance or potential issuance by an issuer of Common Stock (or securities convertible into or exercisable for Common Stock) if the number of shares of Common Stock to be issued is or may be equal to 20% or more of the Common Stock, or 20% or more of the voting power, outstanding before the issuance, for less than the greater of book or market value of the stock. Approximately 2,154,278 shares represented 20% of the number of shares of Common Stock then outstanding.


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         Pursuant to the terms of the Financing, prior to obtaining stockholder approval, a holder of the Series C Preferred Stock or the Warrants could not convert its Series C Preferred Stock or exercise its Warrants and the Company could not pay any dividends in shares of its Common Stock to the extent that such conversion, exercise or payment would result in the issuance of in excess of 19.999% of the Company's outstanding shares of Common Stock as of the day immediately prior to the closing of the Financing in connection with all conversions, exercises or dividends through such date, on a cumulative basis. In the Purchase Agreement, we agreed to seek stockholder approval for such excess issuances, and this stockholder approval was obtained at the Annual Meeting.

         The total number of shares of Common Stock that the Company may ultimately issue in connection with the Financing is dependent upon, among other things, whether the shares of Series C Preferred Stock are converted or the Warrants are exercised, whether the dividends on the Series C Preferred Stock are paid in cash or Common Stock and the market price of the Common Stock used in calculating any such payments, and whether or not the anti-dilution adjustment provisions of the Series C Preferred Stock or Warrants come into effect.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

         At the March 30, 2006 Annual Meeting, stockholders elected the five nominees for Director. Three of the nominees, Bernard Albanese, Bruce Feldman and Harold Rapaport, had been named as nominees in the Proxy Statement. In addition, Vincent Caldwell and Philip Rule were elected as Directors at the Annual Meeting. As previously reported, on March 15, 2006 Mr. Caldwell had been elected as a Director by the Board of Directors to fill the vacancy created by the death of Fredric Kupersmith, who had been a nominee in the Proxy Statement; Mr. Caldwell has now been elected a Director by stockholders for the term beginning from the Annual Meeting. In addition, the Nominating Committee of the Board of Directors had nominated Mr. Rule for election at the Annual Meeting (but had not elected him a Director prior to the Annual Meeting) to fill the vacancy created by the previously reported resignation of Barry Mindes, who had been named as a nominee in the Proxy Statement; Mr. Rule has now been elected a Director by stockholders at the Annual Meeting. Immediately after the Annual Meeting, the Board of Directors appointed Mr. Rule to the Nominating Committee.

         Mr. Rule is currently the non-executive Chairman of Safe Computing Ltd., a software firm in England as well as the non-executive Chairman of Rule Financial Ltd., an information technology consulting firm in London. In the early 1970s, Mr. Rule founded Safe Computing Ltd. in partnership with the Chubb Group. Over the next several decades, he developed Safe Computing into a leading supplier in its market sectors. Mr. Rule has been a non-executive director of Kode International plc, an electronics group, and United Computing and Technology Holdings Plc, a venture capital company, as well as a number of private companies providing computer services. Mr. Rule has written numerous articles and has lectured extensively in the UK and Europe.


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         There were no arrangements or understandings between Mr. Rule and any other person pursuant to which Mr. Rule was selected as a director and there are no related party transactions between Mr. Rule and the Company.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         (d) Exhibits

         Exhibit Number                    Description
         --------------                    -----------

              10.1          Interactive Systems Worldwide Inc. 2006 Stock
                            Option Plan
              10.2          Form of Incentive Stock Option Agreement
              10.3          Form of Non-Qualified Stock Option Agreement (U.S.)
              10.4          Form of Non-Qualified Stock Option Agreement (U.K.)


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             INTERACTIVE SYSTEMS WORLDWIDE INC
                                             (Registrant)

Date: April 4, 2006                           By: /s/ Bernard Albanese
                                                  ------------------------------
                                                  Bernard Albanese
                                                  Chief Executive Officer


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                                  EXHIBIT INDEX

         Exhibit Number                    Description
         --------------                    -----------

              10.1          Interactive Systems Worldwide Inc. 2006 Stock
                            Option Plan
              10.2          Form of Incentive Stock Option Agreement
              10.3          Form of Non-Qualified Stock Option Agreement (U.S.)
              10.4          Form of Non-Qualified Stock Option Agreement (U.K.)